Exhibit 99.1 Company Overview January 2024

Forward-Looking Statements This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including statements regarding ORIC Pharmaceuticals, Inc.’s (“ORIC”, “we”, “us” or “our”) future financial condition, results of operations, business strategy and plans, and objectives of management for future operations, as well as statements regarding industry trends, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” “predict,” “should,” “will” or the negative of these terms or other similar expressions. Forward-looking statements contained in this presentation also include, but are not limited to, statements regarding: our development plans and timelines; the potential advantages of our product candidates and programs; plans for the clinical trials and development of ORIC-114, ORIC-944 and ORIC-533; the expected timing of reporting data from our clinical trials; our anticipated milestones and clinical updates; and the period over which we estimate our existing cash and investments will be sufficient to fund our current operating plan. We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: the timing of the initiation, progress and results of our preclinical studies and clinical trials; risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use in humans and operating as an early clinical stage company; negative impacts of the COVID-19 pandemic on our operations, including clinical trials; the potential for current or future clinical trials of product candidates to differ from preclinical, initial, interim, preliminary or expected results; our ability to advance product candidates into, and successfully complete, clinical trials; the timing or likelihood of regulatory filings and approvals; changes in our plans to develop and commercialize our product candidates; our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; the commercializing of our product candidates, if approved; our ability to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; potential benefits and costs of strategic arrangements, licensing and/or collaborations; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of our license or collaboration agreements; our estimates regarding expenses, future revenue, capital requirements and needs for financing and our ability to obtain capital; the sufficiency of our existing cash and investments to fund our future operating expenses and capital expenditure requirements; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified professionals; the implementation of our business model and strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights, product candidates and our pipeline; our ability to contract with third-party contract research organizations, suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; developments relating to our competitors and our industry, including competing product candidates and therapies; general economic and market conditions; and the other risks, uncertainties and assumptions discussed in the public filings we have made and will make with the Securities and Exchange Commission (“SEC”). These risks are not exhaustive. New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data and estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Except as required by law, we undertake no obligation to update any statements in this presentation for any reason after the date of this presentation. We have filed Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other documents with the SEC. You should read these documents for more complete information about us. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. This presentation discusses our product candidates that are under preclinical or clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of our product candidates for the therapeutic use for which they are being studied. 2

ORIC Pharmaceuticals: Dedicated to **O**vercoming **R**esistance **I**n **C**ancer

Broad Pipeline of Potential First-in-Class and Best-in-Class Programs

- Two potential best-in-class programs advancing towards pivotal studies
- Additional preclinical programs targeting novel and validated targets

Precision Oncology Expertise Enables Accelerated Clinical Timelines

- Rapid timelines enabled by biomarker-driven, patient-selected clinical trials and translational expertise

Dual Engines for Pipeline Expansion

- Track record of building pipeline via internal R&D and business development
- Targeting one new IND candidate every 18 months

Experienced Management Team

- Heritage of discovering and developing multiple approved oncology medicines at Ignyta, Medivation, Aragon and Genentech

Strong Financial Position

- Cash and investments of $235 million expected to fund company into 2026 (1)

Anticipated Milestones

- ORIC-944 initiation of combination study with AR inhibitor(s): 1H 2024
- ORIC-944 program update: mid-2024
- ORIC-114 initiation of dose expansion in multiple cohorts: 1H 2024
- ORIC-114 updated Phase 1b data: 1H 2025

ORIC

(1) Approximate unaudited balance as of December 31, 2023.

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Executive Team with Expertise in Building Leading Oncology Companies

Jacob Chacko, MD Chief Executive Officer	• Previously CFO of Ignyta (acquired by Roche), raised over $500mm in capital • TPG Capital (completed $10bn of aggregate acquisitions) and McKinsey • Board member of 4D Molecular Therapeutics and Board chair of Bright Peak Therapeutics; previously Turning Point, Bonti, RentPath, EnvisionRx, Par Pharma, IMS and Quintiles	ignyta; TPG; McKinsey&Company
Lori Friedman, PhD Chief Scientific Officer	• Previously Head of Translational Oncology at Genentech; advanced over 20 drug candidates into development, two approvals to date • Director of Signal Transduction at Exelixis; led new target discovery collaboration with BMS • Inventor on 28 issued patents and author on 99 peer-reviewed publications • Board member of NextRNA Therapeutics	Genentech; EXELIXIS
Pratik Multani, MD Chief Medical Officer	• Previously CMO of Ignyta, led development and regulatory for entrectinib • CMO of Fate Therapeutics; contributed to development of Rituxan and Zevalin at Idec, and Treanda at Salmedix; earlier at Dana Farber and MGH • Board member of Erasca and Chimerix	ignyta; biogen idec; DANA-FARBER CANCER INSTITUTE
Matt Panuwat Chief Business Officer	• Previously SVP of Business Development at Prothena, established Celgene collaboration for up to $2.2bn • Head of BD at Medivation (acquired by Pfizer), led M&A including the acquisition of talazoparib • Global Healthcare Investment Banking at Merrill Lynch	prothena; MEDIVATION; Bank of America Merrill Lynch
Dominic Piscitelli Chief Financial Officer	• Previously CFO of AnaptysBio, raised over $500mm in capital (IPO and follow-on financing) • VP of Finance, Strategy and Investor Relations at Medivation • VP of Treasury and Finance at OSI Pharmaceuticals (acquired by Astellas) • Board member of Celyad Oncology	AnaptysBio; MEDIVATION; (osi) pharmaceuticals
Christian Kuhlen, MD General Counsel	• Previously General Counsel at Synthorx (acquired by Sanofi), completed $151 million IPO • General Counsel at Ignyta and Genoptix (acquired by Novartis), executed multiple financings and M&A • Attorney at Cooley LLP	synthorx; ignyta; GENOPTIX
Edna Chow Maneval, PhD SVP Clinical Development	• Previously SVP at Ignyta; clinical lead for entrectinib, led transition team through global filings • VP of Clinical Development at Seragon and Aragon, clinical lead for apalutamide • Led pivotal Phase 3 study in RCC for Sutent at Pfizer	ignyta; SERAGON PHARMACEUTICALS; ARAGON PHARMACEUTICALS

ORIC

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Clinical Pipeline Focused on Advancement of ORIC-114 and ORIC-944

Program	Indication	Lead Identification	Lead Optimization	IND Enabling	Phase 1	Phase 2	Phase 3	Key Differentiation
PRODUCT CANDIDATES								
ORIC-114 *EGFR/HER2 exon 20 inhibitor*	NSCLC, Breast & Tumor agnostic	Phase 1b: ORIC-114 single agent						✓ CNS active ✓ Well tolerated
ORIC-944 *PRC2 inhibitor*	Prostate Cancer	Phase 1b: ORIC-944 single agent						✓ Potential best-in-class drug properties
OUT-LICENSING CANDIDATE								
ORIC-533 *CD73 inhibitor*	Multiple Myeloma	Phase 1b: ORIC-533 combination ready						✓ Single agent activity ✓ Clean safety profile ✓ Immune activation
DISCOVERY RESEARCH PROGRAMS								
ORIC-613 *PLK4 inhibitor*	Breast cancer							✓ First-in-class potential
Multiple programs targeting resistance mechanisms	Solid tumors							
	Solid tumors							

ORIC

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Substantial Progress in 2023: Well Positioned to Build Value in 2024 and Beyond

2023 Accomplishments and Next Steps

ORIC-114 *EGFR/HER2 exon 20 inhibitor*	✓ Phase 1b dose escalation data presented at ESMO 2023 demonstrated potential best-in-class profile, with favorable safety and both systemic and CNS activity in heavily pre-treated NSCLC patients ✓ Initiating multiple dose expansion cohorts in 1H 2024
ORIC-944 *PRC2 inhibitor*	✓ Phase 1b dose escalation data demonstrated potential best-in-class drug properties and favorable safety, supporting advancement into combination development in prostate cancer ✓ Initiating combination development with AR inhibitor(s) in 1H 2024
ORIC-533 *CD73 Inhibitor*	✓ Phase 1b dose escalation data presented at ASH 2023 demonstrated favorable safety and clinical activity in heavily pre-treated multiple myeloma patients ✓ Pursuing strategic partnership for combination studies
Discovery Research	✓ Presented preclinical data confirming therapeutic potential of highly selective PLK4 inhibitors as synthetic lethal for TRIM37 amplified breast cancer ✓ Advanced ORIC-613, a novel, highly selective PLK4 inhibitor, through IND enabling studies
Corporate	✓ Strengthened balance sheet with $85 million financing from healthcare specialist funds ✓ Extended cash runway into 2026

ORIC-114 and 944 rapidly advancing, with potential registrational studies for both programs expected to initiate in 2025

ORIC

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ORIC-114 Brain Penetrant EGFR/HER2 Exon 20 Inhibitor

ORIC-114 Is a Promising Candidate for Patients with Tumors Harboring EGFR and HER2 Exon 20 Insertion Mutations, Including Those with Brain Metastases ORIC-114 Target Product Profile • Selectively targets EGFR and HER2 with high potency against exon 20 insertion mutations • Exquisite kinome selectivity with limited potential Selective and Potent for off-target activity 800 600 • Significant tumor regression in multiple exon 20 400 insertion models 200 Promising Phase 1b Results 0 0 5 10 15 20 25 Days After Treatment • Superior therapeutic index in vivo with improved efficacy and tolerability than competitor molecules ✓ Well tolerated safety profile Robust In Vivo Efficacy ✓ Systemic activity post-amivantamab ✓ CNS activity • High unbound (free) brain exposures in vivo • Substantial tumor regression in intracranial efficacy studies Highly Brain Penetrant ORIC-114 is a potentially best-in-class EGFR and HER2 exon 20 inhibitor with excellent selectivity and brain penetrance 8 3 Mean Tumor Volume (mm )

ORIC-114 Was Designed to Selectively Target EGFR and HER2 with High Potency Against Exon 20 Insertion Mutations

Kinome Selectivity Comparison

ORIC-114


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

CLN-081


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Furmonertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

BLU-451*


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Mobocertinib


TK
TKL
STE
CK1
AGC
CAMK
CMGC
OTHER
ATYPICAL
MUTANT
LIPID
PATHOGEN

Off-target Wildtype (WT) Kinases Inhibited 80-100% at 1 µM				
ORIC-114	CLN-081	Furmonertinib	BLU-451	Mobocertinib
0	7	4	7*	7

ORIC-114 has demonstrated an exquisitely clean kinome panel, which is especially important for covalent inhibitors

ORIC

Source: Junttila et al. ESMO Poster (2023) and Murray et al. AACR Poster (2022).
Note: ORIC-114, mobocertinib, CLN-081, data conducted head-to-head in 468 kinases at 1µM. Top 10% shown. *BLU-451 data not conducted head-to-head in 409 kinases at 1µM.

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ORIC-114 Demonstrates Potent In Vivo Activity in EGFR Exon 20 Insertion Models In Vivo Efficacy – NSCLC EGFR Exon 20 Insertion Models EGFR Exon 20 insNPH EGFR Exon 20 insASV EGFR Exon 20 insG 3000 800 800 Vehicle Vehicle Vehicle ORIC-114 (4 mg/kg QD) ORIC-114 (4 mg/kg QD) ORIC-114 (4 mg/kg QD) 600 600 2000 400 400 1000 200 200 112% TGI 127% TGI 110% TGI 0 0 0 0 5 10 15 20 25 0 5 10 15 20 25 0 5 10 15 20 25 Days After Treatment Days After Treatment Days After Treatment ORIC-114 demonstrates potent tumor regression in multiple NSCLC EGFR exon 20 insertion models without significant body weight loss Source: Junttila et al. AACR Poster (2021). 10 3 Mean Tumor Volume (mm ) 3 Mean Tumor Volume (mm ) 3 Mean Tumor Volume (mm )

Drugs Lacking CNS Activity Often Have Worse Clinical Outcomes in NSCLC Case Study on NSCLC Targeted Therapy without CNS Activity: Mobocertinib • In mobocertinib’s phase 1/2 trial, ~35% of patients had CNS metastases at baseline Patients WITHOUT 8.1 CNS Metastases at Baseline • Patients with CNS metastases at baseline had markedly worse outcomes ─ Brain was the first site of progression in 68% of patients with CNS metastases at baseline and in 38% of all patients Patients WITH 3.7 CNS Metastases at Baseline ─ ORR was 25% in patients with CNS metastases at baseline compared to 43% in all patients 0.0 2.0 4.0 6.0 8.0 10.0 Median Progression Free Survival (Months) Approximately 35% of EGFR exon 20 NSCLC patients have CNS metastases at baseline and the brain is a frequent site of progression in patients with and without CNS metastases at baseline, leading to shorter PFS with therapies lacking CNS activity Source: Janne et al. ASCO Presentation (2019) and Ramalingam et al. ASCO Poster (2021). 11

Superior Brain Penetration of ORIC-114 Differentiates from Comparator Exon 20 Targeted Agents

ORIC-114 Properties Allowed Optimization of Brain Exposure

- Minimal pump engagement
  - Key pumps that limit brain penetration, PGP and BCRP drug transporters, have minimal impact on ORIC-114 in cell assays
- Suitable physicochemical properties
  - LogP, LogD, TPSA, MW, HBD/HBA, pKa
- High free unbound exposure in brain tissue
  - Mouse Kp,uu 0.5
  - Dog Kp,uu 1.5

ORIC-114 Exhibits High Ratio of Free (Unbound) Brain/Plasma Exposure in Mice



Free Brain/Plasma Ratio (@ 4 hr)
10
1
0.1
0.01
0.001
*
*
ORIC-114
Mobocertinib
CLN-081
BDTX-189
Osimertinib

Extensive preclinical profiling demonstrates superior CNS properties of ORIC-114 versus competitors; Excellent free brain exposure across species for ORIC-114 as exhibited by Kp,uu

ORIC

Source: Junttila et al. AACR Poster (2021), Junttila et al. AACR-NCI-EORTC Presentation (2021) and ORIC data on file. * Brain exposures were below quantification limit.

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First-In-Human Phase 1b Study of ORIC-114

Phase 1b, Multicenter, Open-Label Study


Dose Escalation (Part I)
Dose Expansion (Part II)
All Patients +/- CNS mets
Accelerated Approval
Cohorts (Ph 2)
Key Eligibility
• Advanced solid tumors
– EGFR exon 20
– HER2 exon 20
– HER2+
– EGFR atypical
• Active CNS metastases allowed
• Prior EGFR exon 20 treatment allowed
Screening / Enrollment
ORIC-114
• Single agent
• i3+3 design
• Oral QD/BID daily dosing
Candidate RP2Ds Selected
RP2D 1
RP2D 2
EGFR ex20 NSCLC +/- CNS naïve to EGFR ex20 therapy
EGFR ex20 NSCLC +/- CNS post-amivantamab
EGFR atypical mutated NSCLC +/- CNS
HER2 ex20 NSCLC +/- CNS

Primary endpoints: Part I: Safety and candidate RP2Ds; Part II: Dose expansion (RP2D selection) and ORR (per RECIST v1.1)

Key secondary endpoints: Part I: PK; Part II: Safety; DOR, CBR and PFS, including intracranial ORR/PFS

Initial safety, PK/PD, and preliminary antitumor data from dose escalation (part I) presented at ESMO 2023

ORIC

Note: ClinicalTrials.gov identifier: NCT05315700. Dose expansion may include QD and BID dosing, fed/fasted dosing. RP2D = recommended Phase 2 dose

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ORIC-114 Phase 1 Patient Disposition and Baseline Characteristics

Patient Disposition and Baseline Characteristics

- 50 patients were treated with increasing doses of ORIC-114
- Of the NSCLC patients with EGFR exon 20
  - ≥1 prior EGFR ex20: 81%
  - ≥2 prior EGFR ex20: 19%
  - CNS mets at baseline: 86%
- Of the NSCLC patients with HER2 exon 20
  - ≥1 prior HER2 agent: 30%
  - CNS mets at baseline: 38%

	EGFR Ex20 (n=21)	HER2 Ex20 (n=24)	HER2+ (n=5)	Total (N=50)
Age, years, median (range)	63 (31,80)	63 (25,86)	66 (48,68)	63 (25,86)
Females, n (%)	10 (48)	11 (46)	3 (60)	24 (48)
ECOG performance score, n (%)				
0	1 (5)	10 (42)	3 (60)	14 (28)
1	20 (95)	14 (58)	2 (40)	36 (72)
Non-smoker, n (%)	12 (57)	16 (68)	3 (60)	31 (62)
Prior lines of therapies, median (min, max)	2 (1,6)	2 (0,7)	4 (1,7)	2 (0,7)
Prior therapies, n (%)				
Chemotherapy	21 (100)	23 (96)	5 (100)	49 (98)
EGFR targeted agents	18 (86)	1 (4)	–	19 (38)
EGFR exon 20 targeted agents	17 (81)	–	–	17 (34)
Amivantamab	15 (71)	–	–	15 (30)
Mobocertinib	4 (19)	–	–	4 (8)
Other (CLN-081, BLU-451)	2 (10)	–	–	2 (4)
HER2 targeted agents	–	7 (30)	3 (60)	10 (20)
CNS metastases at baseline, n (%)	18 (86)	9 (38)	1 (20)	28 (56)

Phase 1b enrolled heavily pretreated patients with exceptionally high rates of prior exon 20 targeted therapy and CNS metastases at baseline

ORIC

Note: All data as of the data cut-off on September 26, 2023.

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ORIC-114 Has Been Generally Well Tolerated Despite More Heavily-Pretreated Patients and Less Stringent Enrollment Criteria for Prior Therapy and CNS Disease

Treatment Related Adverse Events Occurring in ≥10% of Patients

- Well tolerated safety profile with mostly Grade 1-2 TRAEs
- Minimal EGFR-wt related or other toxicities
- Low rates and severity of rash and diarrhea
  - No Grade ≥3 rash
  - Low rate of Grade 3 diarrhea (6%)
- Infrequent dose reduction and discontinuations

	<45 mg TDD (n=18)				45 – 60 mg TDD (n=23)				≥75 mg TDD (n=9)				Total (N=50)
Preferred Term, n (%)	Gr1	Gr2	Gr3	≥Gr4	Gr1	Gr2	Gr3	≥Gr4	Gr1	Gr2	Gr3	≥Gr4	All Grades
Rash*	6 (33)	4 (22)	–	–	6 (26)	6 (26)	–	–	4 (44)	1 (11)	–	–	27 (54)
Diarrhea	2 (11)	2 (11)	–	–	7 (30)	2 (9)	2 (9)	–	2 (22)	2 (22)	1 (11)	–	20 (40)
Stomatitis	4 (22)	2 (11)	–	–	2 (9)	2 (9)	1 (4)	–	2 (22)	2 (22)	–	–	15 (30)
Paronychia	1 (6)	2 (11)	–	–	4 (17)	4 (17)	–	–	2 (22)	1 (11)	–	–	14 (28)
Pruritis	2 (11)	–	–	–	4 (17)	2 (9)	1 (4)	–	1 (11)	1 (11)	–	–	11 (22)
Nausea	1 (6)	–	–	–	2 (9)	2 (9)	–	–	1 (11)	1 (11)	1 (11)	–	8 (16)
Decreased appetite	–	1 (6)	–	–	5 (22)	1 (4)	–	–	–	–	–	–	7 (14)
Vomiting	2 (11)	–	–	–	2 (9)	–	–	–	1 (11)	1 (11)	1 (11)	–	7 (14)
Dose Reductions	2 (18)				3 (13)				3 (33)				8 (16)
Dose Discontinuations	1 (9)				1 (4)				–				2 (4)

ORIC-114 was well tolerated with mainly Grade 1 and 2 adverse events and little evidence of off-target toxicities

ORIC

Note: All data as of the data cut-off on September 26, 2023. * Rash includes the following terms: acne, dermatitis, dermatitis acneiform, eczema, hand dermatitis, and rash. TDD, total daily dose. TRAE, treatment related adverse event.

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EGFR Exon 20: Tumor Regression Observed Across All Active ORIC-114 Doses Preliminary Activity (NSCLC patients with EGFR exon 20 and treated at ≥45 mg TDD) 60 40 20 0 -20 uPR Total Daily Dose -40 PR PR 90 mg -60 75 mg 60 mg -80 45 mg -100 CR Prior EGFR + + - - + + + + + + - + - + + exon 20 therapy CNS Metastases + + + + + + - + - + + + + + + at Baseline Best CNS ND PD PD SD/PR PD PD ― SD/PR ― SD/PR SD/PR SD/PR SD/PR SD/PR CR Response 2 of 3 CNS 4 of 4 CNS lesions lesions resolved resolved Systemic and CNS activity observed in heavily pretreated patients, including prior EGFR exon 20 therapy & active brain metastases Note: All data as of the data cut-off on September 26, 2023. ND: not done, SD/PR: Non-CR/Non-PD (RECIST 1.1), Response-evaluable: Dose level ≥45 mg TDD and at least one post-baseline tumor assessment. 16 Best % Change in Target Lesions from Baseline

Confirmed Complete Intracranial and Systemic Response in Patient with EGFR Exon 20 Mutated NSCLC and Active CNS Metastases Progressed on Prior EGFR Exon 20 Targeted Therapy • Patient: 55F with EGFR exon 20 mutated NSCLC • Prior therapy: Pemetrexed/cisplatin and amivantamab • Metastases at baseline: Four active CNS non-target lesions ─ Previously untreated ─ No prior surgery ─ No prior radiation Baseline End of Cycle 2: Complete Response • ORIC-114 dose: 75 mg QD • Systemic response: Partial response after Cycle 1 (60% reduction in all target and non-target lesions) followed by complete response at the end of Cycle 2 (100% reduction of all target and non-target lesions), subsequently confirmed • CNS response: Complete response after Cycle 1 (100% reduction of all 4 CNS lesions) confirmed after Cycle 2 • Grade ≥2 treatment-related AEs: Grade 2 mucositis and paronychia • Duration of treatment: Cycle 9 (ongoing) Baseline (1 out of 4 lesions shown) End of Cycle 1: Complete Response ORIC-114 demonstrated single agent clinical activity in a key cancer and molecular subtype (i.e., NSCLC and EGFR exon 20) in a patient typically excluded from clinical trials (i.e., active brain metastases) and previously treated with EGFR exon 20 therapy Note: All data as of the data cut-off on September 26, 2023. 17

ORIC-114 Is the Only EGFR Exon 20 Inhibitor to Demonstrate a Systemic Complete Response and CNS Complete Response, Despite More Challenging Patients

Comparison of Selected Eligibility Criteria, Baseline Characteristics, and Clinical Activity

- EGFR exon 20 inhibitor clinical studies typically EXCLUDE:
  - Prior EGFR exon 20 treatment
  - Untreated CNS metastases
- ORIC-114 trial enrolled significantly higher percentage of patients with prior EGFR exon 20 treatment and baseline CNS metastases
- Despite more challenging patients, ORIC-114 demonstrated:
  - Systemic complete response
  - CNS complete response in untreated CNS metastases
  - Responses post-amivantamab

	Amivantamab	CLN-081	Sunvozertinib	Furmonertinib	BLU-451	ORIC-114
Trial	Phase 1	Phase 1	Phase 2	Phase 1	Phase 1	Phase 1
ENROLLMENT						
Prior EGFR ex20i Allowed [1]	No	No	No	No	Yes	**Yes**
% Prior EGFR ex20i	1%	4%	3%	NR	75%	**81%**
Untreated CNS Mets Allowed	No	No	No	No	Yes	**Yes**
% Baseline CNS Mets	22%	38%	32%	34%	58%	**86%**
CLINICAL ACTIVITY						
Systemic Complete Response	Yes	No	No	No	No	**Yes**
CNS Complete Response in Untreated CNS Mets [2]	No	No	No	No	No	**Yes**
ORR in EGFR ex20i Naive	~40%	~41%	~61%	42%	TBD	**TBD**
Post-Amivantamab Response	NA	No	Yes	No	No	**33% confirmed ORR (at 75 mg)**

Even while allowing patients with prior exon 20 treatment and untreated brain metastases, ORIC-114 is the only EGFR exon 20 inhibitor to demonstrate a confirmed complete systemic response and confirmed complete CNS response

ORIC

Note: All data as of the data cut-off on September 26, 2023.
Source: Park et al. J Clin Oncol (2021), Zhou et al. JAMA Oncology (2021), Piotrowska et al. J Clin Oncol (2023), Han et al. WCLC Presentation (2023), Wang et al. ASCO Presentation (2023), and Nguyen et al. ASCO Poster (2023).
(1) Amivantamab prohibited prior EGFR exon 20 treatment in dose expansion. CLN-081 allowed prior EGFR exon 20 treatment selectively during accelerated titration dose escalation only. (2) Treatment history for brain metastases not disclosed for BLU-451.

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HER2 Exon 20: Tumor Regression Observed Across All Active ORIC-114 Doses Preliminary Activity (NSCLC patients with HER2 exon 20 and treated at ≥45 mg TDD) 60 40 20 0 -20 uPR uPR Total Daily Dose -40 PR 90 mg -60 PR 75 mg 60 mg -80 45 mg -100 PR Prior HER2 - + - - - - + - - - - + - therapy CNS Metastases + - - + - - - - - + + - - at Baseline Best CNS SD/PR ― ― ND ― ― ― ― ― SD/PR SD/PR ― ― Response Shrinkage of CNS lesions ORIC-114 demonstrated clinical activity in patients with HER2 exon 20 NSCLC, including in patients with baseline brain metastases Note: All data as of the data cut-off on September 26, 2023. ND: not done, SD/PR: Non-CR/Non-PD (RECIST 1.1), Response-evaluable: Dose level ≥45 mg TDD and at least one post-baseline tumor assessment. 19 Best % Change in Target Lesions from Baseline

In Addition to EGFR Exon 20, ORIC-114 Also Demonstrates Excellent Preclinical Activity Against Atypical Mutations in EGFR, Revealing an Additional Opportunity ORIC-114 In Vitro and In Vivo Activity in Atypical EGFR Mutations ORIC-114 Demonstrates Superior In Vitro Potency ORIC-114 Induces Complete Tumor Regressions In Vivo 3000 2500 Vehicle BaF3 Cell EC50 Ratio EGFR WT / Mutant Atypical ORIC-114 (2.5 mg/kg) Type Mutations 2500 ORIC-114 Afatinib Furmonertinib 2000 G719C 8x 4x 2x 2000 G719S 9x 4x 1x 1500 L747S 1x 1x 1x 1500 L747P 2x 1x 2x 1000 1000 L858R L718V 31x 13x 1x L858R L718Q 7x 1x 0.1x 500 500 5/10 CRs del19 G796S 5x 5x 0.5x TGI 107% 0 del19 L792H 0 3x 1x 0.09x Vehicle ORIC-114 0 3 6 9 12 15 18 21 Days On Study ORIC-114 is a promising therapy for NSCLC patients with atypical mutations in EGFR, based on promising preclinical activity and the emerging clinical profile in patients with EGFR and HER2 exon 20 insertion mutations Source: Junttila et al. ESMO Poster (2023). Note: Left graph, Ba/F3 cells stably expressing EGFR wild-type or EGFR carrying classical or atypical mutations. Middle graph, EGFR G719S atypical mutant xenograft model. Right graph: Individual terminal tumor volumes at day 21. Mean is indicated by a line. No body weight loss observed. Complete response, CR, defined as tumor of undetectable size. 20 acquired primary 3 Tumor Volume (mm ) 3 Terminal Tumor Volume (mm )

ORIC-114 Planned Next Steps and Potential Registrational Path(s) 2024 2025 - 2026 2027 ❑ EGFR exon 20 inhibitor-naïve Phase 1b Dose ❑ EGFR atypical mutations Expansion ❑ HER2 exon 20 EGFR exon 20, naïve to prior exon 20 EGFR exon 20, post-amivantamab Multiple Potential Potential Phase 2 NDA Filings in 2027 Accelerated Approval for Accelerated Cohorts in NSCLC EGFR atypical mutations Approvals HER2 exon 20 Updated Phase 1b data expected in 1H 2025; Potential for multiple accelerated registrational cohorts initiating in 2025 21

ORIC-114 Is Pursuing a Significant Commercial Opportunity Across Multiple Patient Populations that Do Not Have CNS Active Agents Approved or in Late-Stage Development Estimated US Prevalence of Exon 20 Insertions (% of NSCLC) 10 14.0% .0% ORIC-114 Target Population: 12.5% 6.5% of NSCLC 18 2..0 0% % 2.9% 6.0% 4.4% 1.5% 4.0% 2.1% 2.0% 1.5% 0.0% EGFR Exon 20 HER2 Exon 20 Atypical EGFR RET ALK EGFR Approved Agents with Pralsetinib/Selpercatinib Alectinib Osimertinib CNS Activity: Worldwide Annualized ─ ─ ─ $325m (+54% YoY) $1,700m (+1% YoY) $6,000m (+7% YoY) 2Q23 Estimated Sales: The commercial opportunity for ORIC-114 may represent up to 6.5% of NSCLC (>12,500 patients) in the US annually Source: American Cancer Society Cancer Facts & Figures 2023, Gainor et al. Clin Cancer Res (2013), Hirsch et al. Lancet (2017), Rosen et al. Clin Cancer Res (2021), Heymach et al. WCLC Presentation (2018) and Robichaux et al. Nature (2021). AstraZeneca, Roche and Lilly corporate filings. Note: Worldwide annualized 2Q23 estimated sales calculated using reported 2Q23 sales and adjusted for an annual run rate. 22 Estimated % of NSCLC in the US

ORIC-944 Allosteric PRC2 Inhibitor

ORIC-944 Is a Promising Next-Generation PRC2 Inhibitor Focused on Patients with Prostate Cancer ORIC-944 Target Product Profile • Allosteric inhibitor of PRC2 by selectively targeting EED • Picomolar biochemical potency Selective and Potent Promising Phase 1b • Significant single agent activity demonstrated in Results treatment resistant prostate cancer models ✓ Best-in-class drug • ORIC-944 appears more effective than EZH2 inhibitors in Robust In Vivo Efficacy properties preclinical models ✓ Robust target engagement ✓ Well tolerated safety profile • Approved and other PRC2 inhibitors in development appear to be limited by poor drug properties Best-in-Class Drug • ORIC-944 designed for improved drug properties over Properties other PRC2 inhibitors ORIC-944 is a potential best-in-class PRC2 inhibitor with superior drug properties suitable for combination development in prostate cancer 24

PRC2 Plays Pivotal Role in Transcriptional Regulation and Cancer

PRC2 Function


PRC2
EZH2
EED
SUZ12
Tri-methylation
of H3K27
Gene silencing
Tumorigenesis
Cell fate / differentiation

PRC2 Background

- Two druggable subunits:
  - EED: responsible for histone binding; target of ORIC-944
  - EZH2: responsible for histone methylation; target of first-generation inhibitors
- Dysregulation of PRC2 linked to several cancers
  - Decreased expression of target genes associated with poor prognosis in prostate cancer [(1)]
- First-generation inhibitors, designed to inhibit EZH2, have demonstrated promising clinical activity
  - Approved for epithelioid sarcoma and follicular lymphoma
  - Emerging potential in prostate cancer

PRC2 is a validated oncogenic target across several cancers with promising therapeutic potential in prostate cancer

Note: EZH1, enhance of zeste homolog 1. EZH2, enhance of zeste homolog 2. EED, embryonic ectoderm development. SUZ12, suppressor of zeste 12. H3K27, histone H3 at lysine 27.
(1) Yu et al. Cancer Res. (2007).

ORIC
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ORIC-944 Targets the EED Subunit of PRC2 and Has Demonstrated Superior Single Agent In Vivo Efficacy and Favorable Drug Properties EED Inhibition May Improve Upon EZH2 Inhibitors ORIC-944 Induces Complete Regression in DLBCL Model 1250 • ORIC-944 allosterically inhibits PRC2 by targeting EED • Allosteric inhibition of PRC2 through EED may address 1000 Vehicle limitations of EZH2 inhibitors (1) – Active against EZH2 innate resistant PRC2 mutants 750 – Prevent acquired resistance through secondary (2) mutations in EZH2 500 (3) – Inhibit compensatory bypass activity of EZH1 Tazemetostat • ORIC-944 is associated with improved drug properties 250 (200 mg/kg BID) (4) over other PRC2 inhibitors ORIC-944 • ORIC-944 appears more effective than EZH2 inhibitors (200 mg/kg QD) 0 0 10 20 30 40 50 in preclinical models Days After Treatment Allosteric PRC2 inhibition through EED provides many potential benefits over EZH2; Notably, ORIC-944 has improved drug properties over other PRC2 inhibitors Source: Daemen et al. AACR Poster (2021). (1) Qi et al. Nat Chem Biol (2017). (2) Bisserier et al. Blood (2018). (3) Shen et al. Mol Cell (2008) and Honma et al. Cancer Sci (2017). (4) Italiano et al. Lancet Oncol (2018), Harb et al. TAT (2018) and Yap et al. Clin Cancer Res (2019). Note: DLBCL, diffuse large B-cell lymphoma. Right graft: KARPAS-422 xenograft model. 26 3 Tumor Volume (mm )

ORIC-944 Demonstrated Strong Single-Agent Activity in Prostate Cancer Models In Vivo Efficacy – Prostate Cancer Models Androgen-Insensitive Prostate Cancer Enzalutamide-Resistant AR-v7+ Prostate Cancer 2000 1000 Vehicle 1500 750 Vehicle Enzalutamide 1000 500 Enzalutamide **** **** ORIC-944 500 250 ORIC-944 79% tumor growth inhibition 86% tumor growth inhibition 0 0 0 10 20 30 0 10 20 30 Days After Treatment Days After Treatment Based on In vivo efficacy observed in multiple prostate cancer models and improved drug properties, ORIC-944 is positioned as a potential best-in-class PRC2 inhibitor for prostate cancer Source: ORIC data and Daemen et al. AACR Poster (2021). Note: ORIC-944 dose used was 200 mg/kg QD. Enzalutamide dose used was 30 mg/kg QD. ****p < 0.0001. Left graph: C4-2 xenograft model. Right graph: 22Rv1 xenograft model. 27 3 Tumor Volume (mm ) 3 Tumor Volume (mm )

PRC2 Epigenetic Dysregulation Plays a Key Mechanistic Role During the Progressive Reprogramming of Prostate Cancers Treated with AR Inhibitors



AR Dependent Prostate Cancer
AR Independent Prostate Cancer
Castration sensitive
Castration resistant
Heterogeneous
Lineage change
AR-directed therapeutics
PRC2 inhibitors
Luminal cell (AR+)
Basal cell (No AR)
Neuroendocrine cell (No AR)

- Prostate cancer cells evade therapies by cellular reprogramming to an AR independent state
- PRC2 inhibition can reverse this process, such that prostate cancer cells regain AR dependency
- Mechanistic rationale supports combination of PRC2 inhibitors with AR inhibitors

Therapeutic potential of PRC2 inhibitors in prostate cancer is maximized in combination with AR inhibitors

ORIC

Source: Mu et al. Science (2017), Dardenne et al. Cancer Cell (2016), Davies et al. Nat Cell Biol (2021), Nouruzi et al. Nat Commun (2022), and Goel et al. Semin Cancer Bio (2022).

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ORIC-944 Synergizes with AR Inhibitors in Preclinical Prostate Cancer Models

Combination Potential of PRC2 and AR Inhibition

Preclinical Synergy Assessment

- Synergy observed with ORIC-944 combination with enzalutamide in preclinical prostate cancer model
  - Cellular growth assay over 14 days
  - Dose-ranging concentrations of enzalutamide and PRC2 inhibitor, alone and in combination
  - Synergy scoring via multiple models
- Synergy also demonstrated with ORIC-944 in transcriptional based analysis, in combination with other AR inhibitors, and in additional prostate cancer cell lines

Synergy Score Results

Synergy Analysis	**ORIC-944 + enzalutamide**	PF-1497 + enzalutamide
Bliss	10.6	9.9
Loewe	15.8	14.1
HSA	16.7	15.4


10 and above =
Synergistic
Synergy Score Interpretation
-10 and below =
Antagonistic

ORIC-944 synergizes with AR inhibitors in prostate cancer models, providing rationale for clinical development

Source: Data in C4-2 prostate cancer cells shown.

ORIC 29

Pfizer Phase 1 Data Clinically Validates Synergy of PRC2 Inhibitor and AR Inhibitor in Prostate Cancer Updated PF-06821497 Phase 1 Data in Prostate Cancer (1Q23 Pfizer Earnings Call) Early rPFS data are encouraging and notably longer than historical controls In the control arm of the CARD study, rPFS for XTANDI alone was 4.8 months in XTANDI- naïve patients These results, in combination with emerging objective response rate and PSA50 response, are supportive of the contribution of our EZH2 inhibitor candidate in driving these responses ─ Mikael Dolsten, CSO and President, Worldwide Research, Development and Medical Durable antitumor activity was observed in both XTANDI naïve and experienced patients with mCRPC, both of which are notably longer than historical controls – Phase 2 randomized data expected in 2024 Source: Pfizer first quarter 2023 earning call on May 2, 2023. 30

First-In-Human Phase 1b Study of ORIC-944 in Metastatic Prostate Cancer

Phase 1b, Multicenter, Open-Label Study

Dose Escalation

Key Eligibility

- Metastatic prostate cancer
- Progressed:
  - ≥1 AR inhibitor(s)
  - ≤2 chemo regimens
- ECOG 0-1

Screening / Enrollment

ORIC-944

- Single agent
- i3+3 design
- Oral once daily dosing

Dose Escalation Objectives

- ❑ Strong drug properties
  - ❑ Long half-life
  - ❑ Dose proportional exposures
  - ❑ No CYP autoinduction
- ❑ Robust target engagement
- ❑ Well tolerated

Phase 1b designed to confirm ORIC-944 differentiated single agent profile and to position ORIC-944 as a potential best-in-class PRC2 inhibitor for combination development in prostate cancer

ORIC

Note: All data as of December 10, 2023.

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ORIC-944 Has Demonstrated a Potential Best-in-Class Pharmacokinetic Profile

Preliminary Phase 1b Pharmacokinetic Data

Clinical Half-Life Comparison



Clinical Half-life (hours)
15
10
5
0
3 hours
<4 hours
>10 hours
Tazemetostat
PF-1497
ORIC-944

Lack of CYP Autoinduction	Tazemetostat	PF-1497	ORIC-944
	✗	✓	✓

Key Takeaways

- Excellent pharmacokinetic profile observed to date
  - Increased exposure with dose level
  - Low inter-patient variability
- No signs of CYP autoinduction that is observed with first-generation PRC2 inhibitors
- Clinical half-life consistent with preclinical prediction of >10 hours, which is superior to other PRC2 inhibitors and supports QD dosing
- Exposures at ≥600 mg QD exceed target Cmin that provides 90% TGI in preclinical in vivo prostate cancer models

Dose exploration continues with favorable plasma half-life and exposures consistent with best-in-class drug properties

ORIC

Note: All data as of December 10, 2023.
Source: Tazemetostat half-life from FDA label. PF-06821497 half-life estimated from Schweizer et al. ESMO Poster (2022).

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ORIC-944 Has Demonstrated Robust and Consistent Target Engagement

Preliminary Phase 1b Pharmacodynamic Data

Inhibition of PRC2 Activity
(% H3K27me3 Reduction in Monocytes)



Once Daily Dosing (QD)
200 mg
400 mg
600 mg
900 mg
0
-25
-50
-75
-100
% Change from Baseline of H3K27me3/H3 at C1D15
(Mean ± SEM)

Key Takeaways

- Robust target engagement demonstrated with once-daily monotherapy dosing
- Maximal decrease (≥75%) in H3K27me3 in monocytes from peripheral blood samples achieved across multiple dose levels, starting as low as 200 mg QD
- Low inter-patient variability observed

ORIC-944 has demonstrated promising pharmacodynamic data, indicating strong target engagement

ORIC

Note: All data as of December 10, 2023.
Note: % H3K27me3 inhibition in monocytes from Phase 1b patients shown on plot. Samples collected at cycle 1 day 15, or at cycle 1 day 22 for 2 patients at 400 mg QD. H3K27me3, trimethylation of lysine 27 of histone H3.

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ORIC-944 Is Advancing into Combination Development Based on Phase 1 Results

Phase 1b, Multicenter, Open-Label Study

Initial Phase 1b Results	Phase 1b Dose Expansion

- Potential best-in-class drug properties with half-life >10 hours supporting once-daily dosing
- Robust target engagement demonstrated with maximal decrease (≥75%) in H3K27me3 in monocytes from peripheral blood samples
- Well tolerated to date
  - Only grade 1 and 2 TRAEs at dose levels less than 900 mg QD

Key Eligibility

- Metastatic prostate cancer
- Progressed on abiraterone (no prior 2nd generation AR inhibitor)
- Up to 1 prior chemo
- ECOG 0-1

Screening / Enrollment →

ORIC-944

- Combination with AR inhibitor(s)
- i3+3 design
- Oral once daily dosing

Primary endpoints: Safety and recommended Phase 2 dose

Key secondary endpoints: Safety; DOR, CBR and PFS

Exploratory endpoints: H3K27 trimethylation, PRC2 target gene expression, PSA, and genomics

ORIC-944 demonstrated potential best-in-class drug properties with favorable safety and strong PK profile supporting QD dosing; Combination study with AR inhibitor(s) to be initiated in 1H 2024

ORIC

Note: All data as of December 10, 2023.

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ORIC-533 Orally Bioavailable Small Molecule Inhibitor of CD73

ORIC-533 Is a Potential Best-in-Class Inhibitor of CD73 and First-in-Class for the Treatment of Multiple Myeloma

ORIC-533 Target Product Profile

CD73 Has Significant Therapeutic Potential in Oncology

- Adenosine is immunosuppressive and impairs antitumor immunity
- CD73 reverses immunosuppression in preclinical studies
- CD73 inhibition has demonstrated positive randomized phase 2 data in NSCLC in combination with PD-L1 inhibition

ORIC-533 Is a Potential Best-in-Class CD73 Inhibitor

- More potent than benchmark inhibitors in T cell activation assays
- Orally administered small molecule provides benefits over antibodies (ease of administration and increased tumor penetration)
- Clean safety profile observed in preclinical toxicology studies

ORIC-533 Is First-in-Class for Multiple Myeloma

- CD73 and adenosine role in multiple myeloma supported by research of Dr. Kenneth Anderson lab at Dana Farber Cancer Institute
- Activity demonstrated in ex vivo bone marrow assays from patients with relapsed/refractory multiple myeloma

Promising Phase 1b Results

- ✓ Once daily oral dosing
- ✓ Clean safety profile
- ✓ Dose dependent immune activation
- ✓ Clinical activity as single agent in heavily-pretreated multiple myeloma

ORIC-533 demonstrated immune activation with an exceptionally clean safety profile, which translated into the first single agent activity of any CD73 inhibitor in clinic; well positioned for combination studies in multiple myeloma

ORIC

36

Initial First-In-Human Phase 1b Results of ORIC-533 in r/r Multiple Myeloma Were Presented at ASH 2023

Phase 1b, Multicenter, Open-Label Study

Phase 1b Dose Escalation

Key Eligibility
- r/r multiple myeloma
- Refractory to or ineligible for treatment regimens known to provide clinical benefit (i.e., triple-class+ refractory)
- ECOG 0-2

Screening / Enrollment

ORIC-533
- Single agent
- i3+3 design
- Oral once daily dosing

Primary endpoints: Safety and recommended Phase 2 dose

Key secondary endpoints: PK

Exploratory endpoints: Exploratory biomarkers (1)

Initial Phase 1b Results

- ✓ Clinical half-life of ~24 hours supports QD dosing
- ✓ Well tolerated safety profile with no Grade ≥3 TRAEs
- ✓ Complete/substantial inhibition of CD73 activity in serum and bone marrow
- ✓ Evidence of immune modulation of CD8+ T cells and NK cells
- ✓ Meaningful reductions in sBCMA levels, suggestive of antimyeloma activity
- ✓ Preliminary evidence of clinical antimyeloma activity, including reductions in paraprotein, demonstrated in multiple patients with r/r multiple myeloma

Phase 1b remains ongoing as a monotherapy to select provisional RP2D for combination development;
Strategic partnership being pursued to enable combination studies

(1) Exploratory biomarker analyses include CD73 enzymatic function, and immune cell and cytokine profiling. Note: r/r, relapsed/refractory. NK, natural killer. sBCMA, soluble B-cell maturation antigen.

ORIC 37

ORIC-613 Highly Selective PLK4 Inhibitor

ORIC Is Developing Small Molecule Inhibitors of PLK4 Targeting TRIM37-Amplified Breast Cancer Via Synthetic Lethality

PLK4 Inhibition Is Synthetically Lethal to Tumor Cells with TRIM37 Amplifications



Normal Cell
+ PLK4 Inhibition
= Reversible Cell Cycle Arrest
TRIM37 Amplified Cell
+ PLK4 Inhibition
= Mitotic Catastrophe and Cell Death
Mother centriole
Daughter centriole
Pericentriolar Material

ORIC Small Molecule Inhibitor of PLK4 Discovery and Development Rationale

- Polo-like kinase 4 (PLK4) is a serine/threonine protein kinase that controls centrosome duplication during cell division
- Cells with TRIM37 amplification require PLK4 function for growth and survival
  - Provides opportunity for synthetic lethal targeting
- TRIM37 amplifications occur in breast cancer (~20%) and neuroblastoma (~55%), and have been associated with early relapse and poor prognosis

Targeting TRIM37 amplified cancers with a potent and selective PLK4 inhibitor is a potential first-in-class opportunity

ORIC

Source: Meitinger et al. Nature (2020), Yeow et al. Nature (2020), Sinclair et al. Breast Cancer Res Treat (2003) and Bown et al. N Engl J Med (1999).

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ORIC Small Molecule Inhibitors of PLK4 Are Highly Potent and Selective, and Demonstrate Single Agent Activity In Vivo ORIC PLK4 Inhibitors Are Potent and Selective ORIC PLK4 Inhibitors Demonstrate Single Agent with Targeted Activity in TRIM37 Amplified Cell Lines Activity in TRIM37 Amplified Xenograft Model 1200 ORIC PLK4 Inhibitor ORIC PLK4 Inhibitor ORIC PLK4 Inhibitor Vehicle (Compound Y) (Compound X) (Compound Z) Compound Z BID 1000 100000 100000 800 600 10000 10000 400 200 100% TGI 1000 1000 0 0 3 6 9 12 15 18 21 Days On Study 100 100 High Low High Low 20 TRIM37 TRIM37 10 0 ORIC PLK4 Inhibitors -10 Compound X Compound Y Compound Z -20 0 3 6 9 12 15 18 21 PLK4 Biochemical IC (nM) 0.43 1.58 1.79 50 Days On Study ORIC PLK4 inhibitors are highly selective and demonstrate strong single agent antitumor activity in TRIM37 amplified xenografts; Advanced novel development candidate, ORIC-613, through IND enabling studies Source: Edgar et al. AACR Poster (2022). Left graphs: Kinome profile at 1 μM. Cell panel consists of breast cancer and neuroblastoma cell lines. Right graphs: oral dosing of ORIC PLK4 inhibitor in CHP-134 neuroblastoma xenograft model. 40 IC (nM) 50 3 % Body Weight Change Tumor Volume (mm )

Key Takeaways

Clinical Pipeline Focused on Advancement of ORIC-114 and ORIC-944

Program	Indication	Lead Identification	Lead Optimization	IND Enabling	Phase 1	Phase 2	Phase 3	Key Differentiation
PRODUCT CANDIDATES								
ORIC-114 *EGFR/HER2 exon 20 inhibitor*	NSCLC, Breast & Tumor agnostic	Phase 1b: ORIC-114 single agent						✓ CNS active ✓ Well tolerated
ORIC-944 *PRC2 inhibitor*	Prostate Cancer	Phase 1b: ORIC-944 single agent						✓ Potential best-in-class drug properties
OUT-LICENSING CANDIDATE								
ORIC-533 *CD73 inhibitor*	Multiple Myeloma	Phase 1b: ORIC-533 combination ready						✓ Single agent activity ✓ Clean safety profile ✓ Immune activation
DISCOVERY RESEARCH PROGRAMS								
ORIC-613 *PLK4 inhibitor*	Breast cancer							✓ First-in-class potential
Multiple programs targeting resistance mechanisms	Solid tumors							
Multiple programs targeting resistance mechanisms	Solid tumors							

ORIC

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ORIC Pharmaceuticals: Dedicated to Overcoming Resistance In Cancer

Broad Pipeline of Potential First-in-Class and Best-in-Class Programs

- Two potential best-in-class programs advancing towards pivotal studies
- Additional preclinical programs targeting novel and validated targets

Precision Oncology Expertise Enables Accelerated Clinical Timelines

- Rapid timelines enabled by biomarker-driven, patient-selected clinical trials and translational expertise

Dual Engines for Pipeline Expansion

- Track record of building pipeline via internal R&D and business development
- Targeting one new IND candidate every 18 months

Experienced Management Team

- Heritage of discovering and developing multiple approved oncology medicines at Ignyta, Medivation, Aragon and Genentech

Strong Financial Position

- Cash and investments of $235 million expected to fund company into 2026 (1)

Anticipated Milestones

- ORIC-944 initiation of combination study with AR inhibitor(s): 1H 2024
- ORIC-944 program update: mid-2024
- ORIC-114 initiation of dose expansion in multiple cohorts: 1H 2024
- ORIC-114 updated Phase 1b data: 1H 2025

ORIC

(1) Approximate unaudited balance as of December 31, 2023.

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